UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021 (November 1, 2021)

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road, Suite 322

Great Neck New York 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On November 1, 2021, Mr. Zhikang Huang resigned from his position as a member of the Board of Directors (the “Board”) of Sino-Global Shipping America, Ltd. (the “Registrant”). Mr. Zhikang Huang’s resignation was not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

On November 1, 2021, Ms. Xiaohuan Huang resigned from her position as a member of the Board and consequently from her position as Chairperson of the Nominating/Corporate Governance Committee, a member of the Audit Committee, and a member of the Compensation Committee. Ms. Xiaohuan Huang’s resignation was not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

(b)

On November 1, 2021, the current Chief Executive Officer (“CEO”) Mr. Lei Cao of the Registrant retired from his position as CEO.

(c)

CEO

On November 1, 2021, the Nominating/Corporate Governance Committee of the Board nominated and the Board appointed Mr. Yang Jie as the Registrant’s new CEO.

Mr. Yang Jie, 37 years old, is presently serving as the Vice President of the Registrant. Mr. Yang Jie started his work with the Registrant from January 2021. From November 2016 to June 2021, Mr. Yang Jie served as the General Manager of China Commercial Credit, Inc.. Mr. Yang Jie holds a Bachelor’s degree in Business Management from Beijing Finance and Trade Technology College.

The Compensation Committee approved the terms of the employee agreement between the Registrant and Mr. Yang Jie in substantially the form attached hereto as Exhibit 10.1. The employment agreement between the Registrant and Mr. Yang Jie provides for a five-year term that extends automatically in the absence of notice of non-renewal provided at least 30 days prior to the anniversary of the agreement. Mr. Yang Jie’s salary is $500,000 per year.

Mr. Yang Jie has no family relationship with any director or executive officer of the Registrant or any person nominated or chosen by the Registrant to become a director or executive officer, but Mr. Yang Jie’s wife, Ms. Xiaohuan Huang, was the former independent director of the Registrant.

Mr. Yang Jie has had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K and, (ii) as of the date of this current report on Form 8-K (this “Report”), Mr. Yang Jie holds no direct ownership in the Registrant’s stock or rights to acquire the Registrant’s stock, but Mr. Yang Jie’s wife, Ms. Xiaohuan Huang, the former independent director of the Registrant, holds 20,000 shares of the Registrant’s stock.

CFO

On November 1, 2021, the Nominating/Corporate Governance Committee of the Board nominated and the Board appointed Ms. Tuo Pan as the Registrant’s new Chief Financial Officer (“CFO”). Ms. Tuo Pan, 36 years old, is presently serving as the Acting CFO of the Registrant.

Ms. Tuo Pan started her work with the Registrant in October 2015. Ms. Tuo Pan holds a Bachelor’s degree in Accounting & Finance from Curtin University of Technology in Australia, Ms. Tuo Pan also holds a Master’s degree in Advance of Accounting from Curtin University of Technology in Australia.

The Compensation Committee approved the terms of the employee agreement between the Registrant and Ms. Tuo Pan in substantially the form attached hereto as Exhibit 10.2. The employment agreement between the Registrant and Ms. Tuo Pan provides for a five-year term that extends automatically in the absence of notice of non-renewal provided at least 30 days prior to the anniversary of the agreement. Ms. Tuo Pan salary is $400,000 per year.

Ms. Tuo Pan has no family relationship with any director or executive officer of the Registrant or any person nominated or chosen by the Registrant to become a director or executive officer, but Ms. Tuo Pan’s husband, Mr. Lei Nie, was the former Chief Operating Officer of the Registrant.

Ms. Tuo Pan has had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K and, (ii) as of the date of this current report on Form 8-K (this “Report”), Ms. Tuo Pan holds 239,000 shares of Registrant’s stock, Ms. Tuo Pan’s husband, Mr. Lei Nie, the former Chief Operating Officer of the Registrant, holds 40,000 shares of the Registrant’s stock.

Vice President and Head of Research and Development

On November 1, 2021, the Nominating/Corporate Governance Committee nominated and the Board approved the appointment of Mr. Lei Cao as Vice President and Head of Research and Development.

The Compensation Committee approved the terms of the new employment agreement between Mr. Lei Cao and the Registrant in substantially the form attached hereto as Exhibit 10.3. The term of the new employee agreement is ten years with $500,000 per year as compensation. The Board also approved an allocation of $8,000,000 to $10,000,000 for research and development expense for use over the next ten years for innovations to traditional shipping logistics. The Compensation Committee further agreed that Mr. Lei Cao shall continue to be eligible to participate in the Registrant’s stock incentive plans, as adopted from time to time.

(d)

On November 1, 2021, the Nominating/Corporate Governance Committee nominated Mr. Yang Jie as a Class I director, effective from November 1, 2021 until the Registrant’s annual meeting of the shareholders in 2022, and a successor has been duly elected and qualified or until his earlier resignation, removal from office, death or incapacity.

On November 1, 2021, the Nominating/Corporate Governance Committee nominated Mr. Heng Wang as a Class I director, Chairperson of the Nominating/Corporate Governance Committee, a member of the Audit Committee, and a member of the Compensation Committee, to hold office, effective from November 1, 2021 until the Registrant’s annual meeting of the shareholders in 2022, and a successor has been duly elected and qualified or until his earlier resignation, removal from office, death or incapacity.

Mr. Heng Wang, 54 years old, is currently serving as the Senior Manager of Charles Schwab Corporation since October 2020. From July 2006 to October 2020, Mr. Heng Wang served as Consultant for TD Ameritrade Inc. Mr. Heng Wang holds a Master’s degree in Computer Information Science from New Jersey Institute of Technology. He also holds a Bachelor’s degree in Computer Science from Fudan University.

The Board has determined Mr. Heng Wang is deemed to be independent under the definition provided by NASDAQ Listing Rule 5605(a)(2).

Mr. Heng Wang has (i) no arrangements or understandings with any other person pursuant to which he was appointed as a director, and (ii) no family relationship with any director or executive officer of the Registrant or any person nominated or chosen by the Registrant to become a director or executive officer.

Mr. Heng Wang has had no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K. As of the date of this current report on Form 8-K, Mr. Heng Wang holds no direct or indirect beneficial ownership in the Registrant’s stock or rights to acquire the Registrant’s stock.

Mr. Heng Wang is to receive an annual compensation of $20,000 from the Registrant, will be eligible to participate in the Registrant’s stock incentive plans, as adopted from time to time, and to be compensated at the same level of other independent directors’ of the Registrant. A copy of the Offer Letter by and between the Registrant and Mr. Heng Wang is filed as Exhibit 10.4 to this Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Employment Agreement by and between Mr. Yang Jie and Sino-Global Shipping America, Ltd., dated as of November 1, 2021

Exhibit 10.2	Employment Agreement by and between Ms. Tuo Pan and Sino-Global Shipping America, Ltd., dated as of November 1, 2021

Exhibit 10.3	Employment Agreement by and between Mr. Lei Cao and Sino-Global Shipping America, Ltd., dated as of November 1, 2021

Exhibit 10.4	Offer Letter by and between Mr. Heng Wang and Sino-Global Shipping America, Ltd., dated as of November 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

Date: November 1, 2021	By:	/s/ Yang Jie
	Name:	Yang Jie
	Title:	Chief Executive Officer

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